CENTURY CAPITAL MANAGEMENT TRUST

                         SUPPLEMENT DATED JUNE 16, 2008
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2008


This Supplement replaces the Supplement dated March 18, 2008 and modifies the Statement of Additional Information dated February 28, 2008.

Effective June 16, 2008, the information regarding the Chief Financial Officer of the Trust presented in the chart on page 19 of the Statement of Additional Information is deleted and replaced with the following:

----------------------------------------- ------------------------------------------- ------------------- --------------------
Julie Smith (37)                          Director of Finance, Century Capital               N/A                  N/A
Chief Financial Officer, June 2008 to     Management, LLC, (since May 2008); prior
present                                   thereto, Controller, Third Avenue
                                          Management LLC, Controller (1997-2006).(4)

----------------------------------------- ------------------------------------------- ------------------- --------------------


(4) Positions with Century Capital Management, LLC are positions with an entity that may be deemed to be an "affiliated person" of the Trust, or an "affiliated person" of an "affiliated person" of the Trust, within the meaning of the 1940 Act.


In addition, on page 21 of the Statement of Additional Information, the first sentence of the second paragraph under the heading "Compensation" is deleted and replaced with the following:

         Messrs. Fulkerson and Thorndike, Ms. Smith and Ms. Kane, because of their affiliations with the Adviser, will receive no compensation from the Trust (or any series thereof) for serving as Trustees and/or officers of the Trust.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.